UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 2, 2010

BOK FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma	000-19341	73-1373454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
(Address of principal executive offices)

Registrant's telephone number, including area code:
(918) 588-6000

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.01  Regulation FD Disclosure

On February 2, 2010, BOK Financial Corporation made a presentation to analysts which discussed, among other things, an overview of the Company's business and strategy and a review of historical performance.  The presentation delivered to the analysts is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information in this Current Report that is being furnished pursuant to Item 7.01shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information furnished pursuant to Item 7.01 in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.  The furnishing of the information in Item 7.01 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in Item 7.01 of this Current Report contains material investor information that is not otherwise publicly available.

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Text of Analyst Presentation, dated February 2, 2010, titled "Morgan Stanley Financial Services Conference.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

By:	/s/ Steven E. Nell
Steven E. Nell
Executive Vice President
Chief Financial Officer

Date:	February 2, 2010